                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 21, 2003


                           CAMCO FINANCIAL CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                    0-25196                 51-0110823
----------------------------     -------------------     ----------------------
(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
     of incorporation)


                    6901 Glenn Highway, Cambridge, Ohio 43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (740) 435-2020
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Item 7. Financial Statements and Exhibits.

                  (a) and (b)   Not applicable.

                  (c)           Exhibits.

                                See Index to Exhibits.


Item 9. Regulation FD Disclosure.

                  The following information is being furnished under Item 12 of Form 8-K:

                  On April 21, 2003, Camco Financial Corporation issued a press release regarding its earnings for the first quarter of fiscal 2003. The press release is attached hereto as Exhibit 99.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CAMCO FINANCIAL CORPORATION



                                       By:  /s/ Richard C. Baylor
                                            -----------------------------
                                            Richard C. Baylor, President

Date: April 22, 2003

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                                INDEX TO EXHIBITS

              Exhibit
              Number                    Description
              ------                    -----------
                99         Press Release of Camco Financial Corporation
                           dated April 21, 2003.

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